UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 4, 2005
                                                        ------------------

                              VIPER NETWORKS, INC.
     -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                      Utah
                            (State of Incorporation)

                                     0032939
                              (Commission File No.)

                                   87-0410279
                        (IRS Employer Identification No.)

              10373 Roselle Street, Suite 170, San Diego, CA 92121
                     (Address of Principal Executive Office)

        Registrant's telephone number including area code: (858) 452-8737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2005, Viper Networks, Inc., the Registrant, entered into common stock subscription agreements with five accredited investors: Potente Capital, Inc., Ellenallhatatlan, Inc., Nieodparty Inc., Krachtig Inc., and Bindes Holdings, Inc., each of which is a Delaware corporation. Pursuant to these subscription agreements, each accredited investor acquired 6,666,667 shares of Registrant's common stock in an unregistered private placement. In exchange, Registrant received payment in a United States Treasury Bond and a stripped interest security ("Bonds") with an aggregate value of $5,000,000.

The private placement was the first step in a series of related and concurrent transactions between Registrant, the investors, Cogent Capital Corp., the party that facilitated the private placement and Investors Bank & Trust Company, which is serving as escrow agent in the transactions pursuant to an Escrow Agreement which the parties entered into in connection with the arrangements specified herein. The Escrow Agreement provides that Investors Bank & Trust is to act as the escrow agent in the private placement transaction, and further provides that the Bonds, the private placement stock and the cash premium of $50,000 were to be deposited with the escrow agent at the closing. Additionally, the agreement specified that the Bonds will be held in an account at Investors Bank & Trust after the closing. The transaction with the investors was undertaken in contemplation that the Company can enhance the its balance sheet through an increase in the Company's assets and equity.

Concurrently with the execution and acceptance of the subscription agreements by Registrant, the Registrant purchased from Cogent a call option for $1, which entitles Registrant to repurchase 80% of the shares of common stock it sold in the private placement at the then current market price. The option expires in two years and may only be exercised on the expiration date.

Also concurrent with the private placement, Registrant entered into an equity swap arrangement with Cogent that entitles Registrant to receive or obligates Registrant to pay the price return on 75% of the shares issued in the private placement based upon a base price of $0.20 per share in two years, or sooner if the shares are registered for sale under the Securities Act of 1933. Registrant paid a premium of $50,000 and 3,333,333 share of it's common stock to enter into this contract and secured the transaction by placing the $5 million of Bonds in a collateral account. These securities are restricted from being used during the contract period but may be borrowed against, as specified below. In order to facilitate and memorialize these transactions, Registrant and Cogent also entered into the standard form International Swaps and Derivative Association, Inc. ("ISDA") ISDA 2002 Master Agreement & Schedule and ISDA 1994 Credit Support Annex.

The equity swap agreement also provides that Registrant and Cogent Capital will exchange certain defined cash flows. Under terms of the agreement, Registrant will periodically pay Cogent interest on the value of Registrant's Bond account (the interest rate will be LIBOR + 1.25%) and an amount equal to the decrease in Registrant's stock price over the price at closing times 80% of the number of shares included in the private placement specified above. Similarly, Cogent agreed to pay Registrant, periodically, an amount equal to the increase in Registrant's stock price over the price at closing times 80% of the number of shares included in the private placement specified above. Both parties agreed that any required payment resulting from the increase or decrease of Registrant's stock price as of a measurement date will be made in the form of Bonds similar to those already in Registrant's account with Investors Bank & Trust.

The Escrow arrangement provides for indemnification of the escrow agent consistent with typical agreements of this type and otherwise for payment of annual escrow fees of $3,000.

Registrant's Bond account will be subject to a security agreement executed in favor of Cogent. However, Cogent agrees and understands that Registrant will hold title to the bonds at all times. Registrant may, and in fact intends to, secure borrowing against the bond account, provided such borrowing is subordinate to Cogent's security interest. This agreement will commence at the date of closing and will continue for a period of 24 months, at which point Cogent's security interest in Registrant's bond account will expire.


Item 3.02. Unregistered Sale of Equity Securities.

On February 4, 2005, Registrant completed a private placement of 33,333,335 shares of its common stock to five accredited investors: Potente Capital, Inc., Ellenallhatatlan, Inc., Nieodparty Inc., Krachtig Inc., and Bindes Holdings, Inc., each of which is a Delaware corporation.

Each accredited investor acquired 6,666,667 shares of Registrant' common stock. In exchange, Registrant received an aggregate payment in a United States Treasury Bond and stripped interest security ("Bonds") valued at $5,000,000. This private placement is the first in a series of related concurrent transactions that are intended to facilitate Registrant' attempt to obtain a listing for its common stock on the American Stock Exchange.

The Bonds will serve as collateral in an equity swap transaction with Cogent Capital Corp. These Bonds will remain in this collateral account for two years and can be used with a call option that Registrant may exercise. At the end of this two year period, assuming Registrant' stock price has not declined below the value as of the date the transaction closed, the Bonds would be released from the collateral account and made available to Registrant for working capital purposes. In the interim, while the Bonds reside in the collateral account, Registrant may borrow against the value of the bonds from a party that is willing to take a subordinate position to Cogent Capital Corp.

Reference is made to Item 1.01 of this current report for a description of the agreements executed by Registrant in connection with the foregoing transactions.

The common stock was offered and sold in a private placement, pursuant to the provisions of Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The common stock was offered and sold to purchasers whom the company or its authorized agents believe are "accredited investors," as that term is defined in Rule 501 of Regulation D in reliance upon an exemption from the registration requirements of the Securities Act in a transaction not involving any public offering. Each of the investors represented to Registrant that:

o    such investor is an "accredited investor";

o the shares of common stock were purchased by such investor for its own account, for investment and without any view to the distribution, assignment or resale to others other than pursuant to a registered offering;

o such investor understood that the shares of common stock issued to the investor have not been registered under the Securities Act of 1933 or any state securities laws; and

o such investor acknowledged that it may not transfer the shares unless the shares are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to Registrant, an exemption from such laws is available.

Registrant will arrange for the certificates representing such securities to be legended and subject to stop transfer restrictions. Registrant did not engage in any form of general solicitation or general advertising in connection with these issuances.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 15, 2005

Viper Networks, Inc.


/s/ Jason Sunstein
-------------------
Jason Sunstein
Vice President, Finance